Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Herbst Gaming, Inc. (the “Company”) for the quarter ended June       , 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Edward J. Herbst, as Chairman of the Board and Chief Executive Officer of the Company, and Mary E. Higgins, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward J. Herbst
Edward J. Herbst
Chairman of the Board and
Chief Executive Officer
August 14, 2007

/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer
August 14, 2007

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 subject to the knowledge standard contained therein, and not for any other purpose.